UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2010

GLOBAL CROSSING LIMITED

(Exact name of registrant as specified in its charter)

BERMUDA

(State or other jurisdiction of Incorporation)

001-16201	98-0407042
(Commission File Number)	(I.R.S. Employer Identification No.)

WESSEX HOUSE

45 REID STREET

HAMILTON HM 12, BERMUDA

(Address Of Principal Executive Offices)

(Zip Code)

(441) 296-8600

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 22, 2009, Global Crossing Limited (the “Company”) issued $750 million in aggregate principal amount of 12% Senior Secured Notes due September 15, 2015 (the “Original Notes”). The Original Notes were guaranteed by a majority of the Company’s direct and indirect subsidiaries (the “Subsidiary Guarantors”), and were not registered under the Securities Act of 1933, as amended. Pursuant to a registration rights agreement to which the Company is a party, the Company is required to register an identical series of notes (the “Exchange Notes”) with the Securities and Exchange Commission (the “SEC”) to offer to exchange those Exchange Notes for the Original Notes. The Exchange Notes also will be guaranteed by the Subsidiary Guarantors. In connection with the registration of the Exchange Notes and related guarantees, the Company and the Subsidiary Guarantors will be required to provide the financial information specified in Rule 3-10 of Regulation S-X, “Financial Statements of Guarantors and Issuers of Guaranteed Securities Registered or Being Registered” (“Rule 3-10”).

This Current Report on Form 8-K is being filed to supplement the historical financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed with the SEC on February 23, 2010 (the “2009 10-K”), and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2010, filed with the SEC on May 4, 2010 (the “2010 Q1 10-Q”), with the information required by Rule 3-10. This will permit the Company to incorporate these financial statements by reference in its SEC filings, including, among others, the registration statement to register the Exchange Notes and related guarantees.

The impact of the application of Rule 3-10 on the information included in “Part II, Item 8. Financial Statements and Supplementary Data” of the 2009 10-K is reflected in Exhibit 99.1 to this Current Report on Form 8-K, and the impact of the application of Rule 3-10 on the information included in “Part I, Item 1. Financial Statements” of the 2010 Q1 10-Q is reflected in Exhibit 99.2 to this Current Report on Form 8-K. Exhibit 99.1 to this report is identical to Part II, Item 8 of the 2009 10-K, except for the addition of Note 26 to the audited consolidated financial statements and the inclusion of an updated report of the Company’s independent registered public accounting firm. Exhibit 99.2 to this report is identical to Part I, Item 1 of the 2010 Q1 10-Q, except for the addition of Note 12 to the unaudited condensed consolidated financial statements.

As this Current Report on Form 8-K is being filed only for the purpose described above, and only affects the Items specified above, the other information in the 2009 10-K and 2010 Q1 10-Q remain unchanged. No other modifications have been made in this Current Report on Form 8-K to change or update disclosures in the 2009 10-K or the 2010 Q1 10-Q except as described above. Information in the 2009 10-K and 2010 Q1 10-Q not affected by this Current Report on Form 8-K is unchanged and reflects the disclosure made at the time of the filing of the 2009 10-K and the 2010 Q1 10-Q, respectively. Accordingly, this Current Report on Form 8-K should be read in conjunction with the 2009 10-K, the 2010 Q1 10-Q and the Company’s filings made with the SEC subsequent to the filing of the 2009 10-K and 2010 Q1 10-Q.

Item 9.01	Financial Statements and Exhibits

Exhibits

23.1	Consent of Ernst & Young LLP

99.1	Financial Statements and Supplementary Data

99.2	Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2010	GLOBAL CROSSING LIMITED

	By:	/S/ JOHN A. KRITZMACHER
John A. Kritzmacher
Chief Financial Officer
(Principal Financial Officer)

Exhibit Index

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP

99.1	Financial Statements and Supplementary Data

99.2	Financial Statements

4